Strategic Collaboration Overview March 2021 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the transactions described therein.  Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled Risk Factors and elsewhere in our filing made with the Securities and Exchange Commission in Iridex’s Quarterly Report on Form 10-Q filing made with the Securities and Exchange Commission on November 10, 2020. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. Iridex disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement. All statements contained herein speak only as of the date of this presentation. Iridex expressly disclaims any obligation to update any statement in this presentation to reflect any change or future development with respect thereto, any future results, or any change in events, conditions and/or circumstances on which any such statement is based, unless specifically required by law or regulation.  1 | Strategic Collaboration Overview

Building Iridex Growth in Glaucoma and Retinal Disease Treatment 2 | Strategic Collaboration Overview Product and Technology Margin and Cost New Leadership and Direction Shift Operational Execution Implemented operational improvements to significantly reduce costs and increase efficiencies Net Cash usage in 2020 of only $1M, despite COVID-driven revenue decline of 16% vs prior year Managed prudently through COVID environment, and emerged well positioned to address treatment for two leading causes of blindness: $5B global glaucoma market and $3B global retinal equipment market Release and successful launch of Rev2 MP3 probe FDA clearance of new system platform project Released two versions of enhanced LIO addressing customer needs Updated TxCell scanner product New CEO and leadership team executed a significant transition of Iridex, both strategically and tactically Revenue Breakdown FY2020 Significant Glaucoma Growth Shifting Revenue Mix

Strategic Collaboration with TopCon Combines Two Leaders in Glaucoma and Retinal Disease Treatment Delivers Increased Capital to Drive Iridex Growth Leverages Mutual Global Distribution Strength Improves Scale to Generate Design, Manufacturing and Marketing Efficiencies 3 | Strategic Collaboration Overview

Overview Headquartered in Tokyo Established in 1932 $1.3 billion in revenue 79% sales Outside Japan 4,700+ employees Primary Businesses Positioning systems Smart infrastructure Eyecare Eye Care Business $430M in sales in 2019 5 production sites 8 Development centers 26 Global sales office Number 1 in global OCT sales Customers Eye hospitals Eye Clinics Optical shops Drug Store Screening 4 | Strategic Collaboration Overview

Strategic Rationale for Collaboration 5 | Strategic Collaboration Overview $19.5M of additional capital to accelerate Iridex glaucoma product growth Capital $10M equity investment for 10+% stake by a Strategic Partner endorses Iridex Opportunity Comprehensive distribution combination of two leaders in treatment for glaucoma and retinal disease Market Consolidation plus scale in design and manufacturing by Iridex acquiring PASCAL business Shareholder dilution minimized through sale of distribution rights to a major industry partner Investment Distribution Efficiencies Minimal Dilution

IRIX and Topcon – 2019 Proforma Revenue 6 | Strategic Collaboration Overview PASCAL Distributors Select Distribution 2019 Org Structure Distributors PASCAL Distributors TxCell/PASCAL IRIX sells to Topcon Proforma Org Structure Retina 30M 43.5M Glaucoma 13M 30% 70% Iridex 2019 Revenue Retina 39M 52.0M Glaucoma 13M 25% 75% Proforma with PASCAL

Transaction Economics 7 | Strategic Collaboration Overview

Accelerating Glaucoma Market Penetration Increased Funding for Growth Sales Promotion Expansion Market Development Expansion Separate and Scale US Sales Force 12 Focused on Glaucoma 6 Focused on Retina Distribution in AsiaPacific and EMEA Leverage large Topcon sales organization, promotional scale… …and breadth of product offerings to glaucoma customers 51,508 45,774 Glaucoma Probe Units 8 | Strategic Collaboration Overview Return to growth in H2 ‘20 after decline due to COVID in H1 ‘20

Strategic Boost in Retinal Disease Treatment Lead the market in scanning laser technology, with over 50% global market share Shifts competitors to collaborators Improve scale in design and manufacturing Consolidates Iridex OUS distribution channels Approximately 60% of OUS sales shifted to Topcon Represents approximate 1/3 of total Iridex Sales Potential to bundle with Topcon’s broader platform 9 | Strategic Collaboration Overview PASCAL TxCell IQ 532 Laser LIO IQ 577 Laser EndoProbes Iridex 810 Laser Iridex Retina

Financial Considerations 10 | Strategic Collaboration Overview Certain proceeds from Topcon purchase of Exclusive Distribution to be classified as revenue Amount of revenue recognized is subject to fair market valuation of the transaction This revenue is of non-recurring nature and Iridex will provide additional details, as appropriate, in our future earnings releases Transaction and Integration related expenses estimated at ~$1 million and will be incurred in fiscal 2021 Expect some temporary volatility in international revenue during transition to Topcon distribution Gross Margin compression in Q1/Q2 2021 due to costs of transition and operations integration Expect combined operations to start yielding efficiencies beginning in Q3 2021 and more fully in fiscal 2022 from achieving greater manufacturing scale and fully on-boarded Topcon distribution partner

Next Steps 11 | Strategic Collaboration Overview March Funding to occur at closing Anticipated Close in early March Upon Closing, Iridex absorbs Pascal production and product development Integration Subject to existing agreements and regulatory requirements by region Transfer of distribution rights begins upon Closing with Effective Dates beginning April 1 1 2 3 April

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